UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC

OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is attached herewith.

NexPoint Strategic Opportunities Fund

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-866-351-4440. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

NexPoint Strategic Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2019	NexPoint Strategic Opportunities Fund

During 2019, the NexPoint Strategic Opportunities Fund (the “Fund”, NYSE:NHF) returned 5.66% on net asset value (“NAV”) and 4.76% of market value, including reinvested dividends, compared to a total return of 9.31% for the Credit Suisse Hedge Fund Index and 8.62% for the HFRX Global Hedge Fund Index during the same period. Top contributors to performance include Private Real Estate, Freddie Mac K-Deals, Jernigan Capital, Inc. and Fortinet. Some of the largest detractors to performance include Argentine sovereign debt, which detracted approximately 11 basis points on the net asset value, Argentine equity, Fieldwood Energy and Aerie Pharmaceuticals.

NHF	1 Year	3 Year	5 Year	Inception to Date

NAV	5.66%	8.28%	4.62%	5.52%

Market Price	4.76%	6.39%	4.65%	3.68%

On October 25, 2019, the Board of Trustees approved a repurchase program to repurchase up to $25 million of the Fund’s shares over a six-month period. The program allows for the Fund to repurchase shares, if trading at a discount, in open market transactions until the conclusion of the repurchase period on April 24, 2020 (subject to the Fund’s available cash, after consideration of reserves necessary for anticipated fund expenses and contingencies).

Portfolio Highlights

On April 11, 2019, the Fund announced the commencement of a non-transferable rights offering to purchase additional shares of common stock of the Fund. The offering was a success, with total subscriptions equaling over 230% of the primary offering. The Fund successfully raised $240 million in new capital to take advantage of accretive and opportunistic investment ideas.

A significant amount of the proceeds of the rights offering have been invested in high conviction private real estate, including: Freddie Mac K-Deals; a portfolio of single-family mortgage loans; and investments made through the Fund’s wholly owned private REIT subsidiaries,. NexPoint Real Estate Opportunities, LLC (“NREO”) and NexPoint Real Estate Capital, LLC (“NREC”). As of December 31, 2019, NREC held preferred equity positions in six multifamily properties representing $30.5 million of invested capital.

NREO includes several private real estate assets. These investments include, SAFStor, CityPlace Tower, Marriott Modern Uptown Dallas and a single family rental private REIT.

•

NREO has an interest in a single family rental private REIT that owns and operates nearly 7,000 cash flowing single family rental homes in 12 markets across the Midwest. The REIT looks to benefit from the fundamental mispricing of workforce single-family rental (SFR) assets in the U.S., leveraging supply-demand imbalances and fragmentation in the market to acquire units at significant discounts to replacement cost and capitalization rates significantly higher than comparable multifamily assets. The workforce SFR sector has been helped by the expansion of the U.S. rental base as well as the well documented shortage of lower priced housing options in the country

•

SafStor owns, develops and redevelops single and multi-story self-storage properties. The properties are located in markets with high barriers to entry and are undersupplied. We look for markets that offer low delinquency, high traffic count, and high population growth with above average household income. Property management is performed by reputable operators such as Extra Space Storage and CubeSmart. As of December 31, 2019, NREO had invested $47.6 million of equity to fund the development of eight individual storage facilities. Additionally, we have 36 projects in the construction or planning phase with expected completion between May 2020 and December 2022. The weighted average yield on cost is 8.6% for all 44 properties. We expect appreciation of the storage portfolio once development is complete.

•

CityPlace Tower is a 42-story, 1.35 million square foot, trophy office building located adjacent to the Uptown submarket in Dallas, Texas. NREO acquired the property in 2018 and, according to an appraisal performed by JLL, at a 5.1% discount to the current as-is market value and a 50.8% discount to replacement cost. The prior owners were unwilling to invest significant capital to remain competitive with the property’s competitors. For example, due to prior ownership, CityPlace was budgeted to average approximately $14/square foot in triple net lease (“NNN”) rent equivalent during 2019. Similar office assets in the Uptown-Dallas submarket are achieving average NNN rents of $30/square foot. We are investing significant capital to provide class-A amenities and reposition the asset to achieve higher rental rates in both the office and retail spaces. The office tower will house a 223-key five-star hotel operated by InterContinental Hotels Group. The Hotel will occupy eight of the building’s 42 floors and will contain a restaurant, full bar, and lounge. Plans for the restaurant include a terrace overlooking Uptown and Downtown Dallas. The hotel is expected to open in early 2022 and

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2019	NexPoint Strategic Opportunities Fund

is expected to more than double net operating income of the building once stabilized. There are also plans to enhance shared spaces and amenities for tenants by renovating the lobby, introducing concourse-level fast food and retail offerings, and building a new fitness center. We also built a datacenter in a space that was considered unusable and is expected to generate an additional $700k in ancillary income.

•

In March 2019 NREO contributed properties in exchange for shares of the NexPoint Hospitality Trust, which listed on the Toronto Venture Exchange and are traded under the symbol “NHT”. In connection with the offering, NHT acquired 11 full-service and select-service hotels located throughout the United States. In July 2019, NHT announced an agreement to acquire Condor Hospitality Trust, Inc. (NYSE American: CDOR) for approximately $318 million, which would increase NHT’s gross asset value to approximately $700 million. The combined portfolio will expand NHT’s footprint to a total of 26 hotels across 11 states and 18 distinct metropolitan statistical areas (“MSAs”) with concentrations in Texas, Florida, and Georgia.

•

As of December 31, 2019, NREO had invested $37.3 million of equity to fund the development of an upscale Marriott hotel in the heart of the Uptown submarket of Dallas, Texas. The total project cost is roughly $105 million and, upon completion, will boast 255 upscale guestrooms with approximately 13,000 square feet of meeting space. The Marriott Uptown will fill a void in the immediate submarket which lacks an affordable, quality hotel for the business traveler. The hotel is scheduled for completion in the 3rd quarter of 2020 and we anticipate significant appreciation potential after completion.

NHF has invested in several Freddie Mac sponsored K-Deals securitizations (more specifically B-Pieces), which have been, in our opinion, a successful and sought-after exclusive securitization program offering a wide-range of multifamily products. As of December 31, 2019, 330 K-Deal transactions have closed for a combined $353.4 billion in issuance and 17,650 loans originated and securitized with less than 1 basis point of losses. We believe B-Pieces offer an attractive risk-adjusted return with a strong underlying credit profile, pooled diversification, and are backed by an asset class we intimately understand.

The Fund’s Strategy

The Fund’s investment adviser, NexPoint Advisers L.P. (the “Investment Adviser”), manages the Fund pursuant to a multistrategy investment program that attempts to exceed the return of the Fund’s benchmark in a transparent, registered fund format with monthly dividends. We will typically allocate the Fund’s investments in the following asset classes: public equities, private equity investments, collateralized loan obligation (CLOs) debt, high yield bonds, syndicated floating rate bank loans, real estate assets, CLO equity, non-traditional yield oriented investments and may hedge exposure where necessary.

Shareholder Loyalty Program

In July 2012, we developed and implemented a unique and creative Shareholder Loyalty Program (the “Program”) that we believe rewards long-term shareholders while aligning the interests of the portfolio manager and other employees of the Investment Adviser and its affiliates with those of the Fund’s shareholders. The primary purpose of the Program is to promote shareholder loyalty. Subject to certain limitations, the Program offers shareholders a 2% gross-up on all new contributions made through accounts held by the Program’s administrator that are held for at least 12-months after initial purchase date. The Program was offered to employees of NexPoint and affiliates beginning in July 2012 and has increased direct employee ownership in the Fund. All costs of the program, including the cost of the gross-up on purchases and dividend reinvestments, are paid by the Investment Adviser, not by the Fund.

2	Annual Report

FUND PROFILE (unaudited)

NexPoint Strategic Opportunities Fund

Objective

NexPoint Strategic Opportunities Fund seeks to provide both current income and capital appreciation.

Net Assets as of December 31, 2019

$974 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of NexPoint Strategic Opportunities Fund at the end of the reporting period. NexPoint Strategic Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2019 (%)(1)

AAA	1.5
BBB	1.6
BB	3.6
B	2.3
CCC	6.1
CC	0.5
NR	84.3

Sectors as of 12/31/2019 (%)(1)(2)

Real Estate and Real Estate Investment Trust	60.0
Agency and Collateralized Mortgage Obligation	21.2
Financial	20.8
Communication Services	8.6
Energy	4.9

Top 10 Holdings as of 12/31/2019 (%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stock)	24.4
Jernigan Capital, Inc. 7.00%, (Preferred Stock)	11.2
NexPoint Hospitality Trust (Common Stock)	6.9
FREMF Mortgage Trust 7.70%, 11/25/2026 (Agency Collateralized Mortgage Obligations)	6.0
FREMF Mortgage Trust , 8/25/2025 (Agency Collateralized Mortgage Obligations)	5.5
FREMF Mortgage Trust , 8/25/2028 (Agency Collateralized Mortgage Obligations)	4.8
SFR WLIF I, LLC %, (LLC Interest)	4.1
TerreStar Corporation (Common Stock)	3.8
Specialty Financial Products, Ltd. (Common Stock)	3.6
NexPoint Real Estate Capital (Common Stock)	3.5

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Annual Report	3

FINANCIAL STATEMENTS

December 31, 2019	NexPoint Strategic Opportunities Fund

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stock - 63.0%

CHEMICALS - 0.0%
25,250	Venator Materials (a)(b)	96,707

COMMUNICATION SERVICES - 6.2%
309,137	Metro-Goldwyn-Mayer, Inc. (b)(q)	23,752,078
132,801	TerreStar Corporation (b)(c)(d)(e)(q)	36,808,453

		60,560,531

CONSUMER DISCRETIONARY - 0.8%
38,400	Afya, Class A (a)(b)	1,041,408
2,500	Amazon.com, Inc. (a)(b)	4,619,600
4,460	MercadoLibre, Inc. (a)(b)	2,550,853

		8,211,861

ENERGY - 3.3%
336	California Resources (a)(b)	3,034
67,200	Continental Resources, Inc. (a)	2,304,960
368,680	Fieldwood Energy LLC (b)	7,435,170
1,425,351	NextDecade Corp. (a)(b)	8,751,655
299,500	Petroleo Brasileiro ADR (a)	4,774,030
40,000	Pioneer Natural Resources (a)	6,054,800
40	Transocean (a)(b)	275
30,885	Williams Cos., Inc. (a)	732,592
159,800	YPF ADR (a)	1,850,484

		31,907,000

FINANCIAL - 5.0%
47,354	American Banknote Corp. (c)(d)	155,795
63,000	Banco Bradesco ADR (a)	563,850
11,600	CIT Group, Inc. (a)	529,308
666,667	Creative Science Properties, Inc. (b)(f)(g)	10,000,005
70,240	Grupo Supervielle SA ADR (a)	258,483
237,500	Itau Unibanco Holding ADR (a)	2,173,125
38,998,415	Specialty Financial Products, Ltd. (c)(d)(e)	35,254,567

		48,935,133

GAMING/LEISURE - 0.0%
26,712	LLV Holdco LLC - Series A, Membership Interest (b)(c)(d)(e)	—
144	LLV Holdco LLC - Series B, Membership Interest (b)(c)(d)(e)	—

		—

HEALTHCARE - 1.8%
50,000	Paratek Pharmaceuticals, Inc. (a)(b)	201,500
20,400	Patterson (a)	417,792
694,994	Portola Pharmaceuticals, Inc. (a)(b)	16,596,457

		17,215,749

HOUSING - 0.0%
368,150	Westgate Investments LLC (b)(c)(d)	—

INDUSTRIALS - 0.6%
64,900	American Airlines Group, Inc. (a)	1,861,332
172,900	Hertz Global Holdings (a)(b)	2,723,175
8	Pendrell Corp. (a)(b)	1,410,200

		5,994,707

Shares		Value ($)

INFORMATION TECHNOLOGY - 1.6%
271,271	Avaya Holdings Corp. (a)(b)	3,662,159
66,233	CDK Global, Inc. (a)	3,621,620
22,650	Enphase Energy (a)(b)	591,844
12,400	Globant (a)(b)	1,315,020
1	MagnaChip Semiconductor (b)	12
14,900	NXP Semiconductors (a)	1,896,174
101,800	StoneCo, Class A (a)(b)	4,060,802

		15,147,631

MATERIALS - 0.2%
5,750	Huntsman (a)	138,920
356,875	MPM Holdings, Inc. (b)	1,784,375
11,164	Omnimax International, Inc. (b)(c)(d)(e)	34,830

		1,958,125

MEDIA AND TELECOMMUNICATIONS - 0.1%
13,722	Loral Space & Communications, Inc. (a)(b)	443,495

METALS & MINERALS - 0.2%
272,400	Loma Negra Cia Industrial Argentina ADR (a)(b)	2,130,168

PHARMACEUTICALS - 2.8%
489,600	Aerie Pharmaceuticals, Inc. (a)(b)	11,833,632
612,991	Heron Therapeutics, Inc. (a)(b)	14,405,288
110,000	TG Therapeutics, Inc. (a)(b)	1,221,000

		27,459,920

REAL ESTATE - 11.8%
631,135	Allenby (b)(c)(d)(e)	1
78,947	Alpine Income Property Trust (a)	1,502,361
2,019,369	Claymore (b)(c)(d)(e)	2
293,449	Cresud SACIF y A ADR (a)(b)	2,065,883
13,370,573	NexPoint Hospitality Trust (e)	66,719,159
11,389,726	NexPoint Real Estate Capital (c)(d)(e)	34,066,670
81,229	NexPoint Residential Trust , REIT (a)(e)	3,655,305
357,117	Postal Realty Trust, Class A , REIT (a)	6,053,133

		114,062,514

REAL ESTATE INVESTMENT TRUST - 26.2%
233,732	Bluerock Residential Growth, Class A , REIT (a)	2,816,471
47,000	Independence Realty Trust, Inc. , REIT (a)	661,760
439,183	Jernigan Capital, Inc. , REIT (a)	8,405,963
146,055,529	NexPoint Real Estate Opportunities, LLC, REIT (c)(d)(e)	237,982,879
1,763,581	United Development Funding IV , REIT (a)(e)	5,149,656

		255,016,729

UTILITIES - 2.4%
327,750	Central Puerto ADR (a)	1,592,865
26,220	Entegra TC LLC (c)(d)	—
156,000	Pampa Energia ADR (a)(b)	2,563,080
800,800	Vistra Energy Corp. (a)	18,410,392

		22,566,337

	Total Common Stock (Cost $670,740,170)	611,706,607

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Preferred Stock - 30.2%

FINANCIAL - 15.8%
14,500	Aberdeen Loan Funding, Ltd. (f)	1,682,725
15,000	Brentwood CLO, Ltd. (f)	7,500,000
13,600	Brentwood Investors , 02/01/2022 (f)	6,800,000
34,500	Eastland CLO, Ltd. (f)	14,371,551
13,006	Eastland Ltd. , 05/01/2022 (b)(f)	5,417,867
70,000	Federal National Mortgage Association 5.13% (a)(b)(g)	1,392,300
62,611	Federal National Mortgage Association 8.25% (a)(b)(g)	717,201
8,960	Federal National Mortgage Association 4.75% (a)(b)(g)	177,318
7,750	Gleneagles CLO. Ltd. , 12/30/2049 (f)	3,022,500
62,600	Grayson CLO, Ltd. , 11/01/2021 (f)	26,117,033
13,700	Grayson Investors , 11/01/2021 (f)	5,715,708
42,750	Greenbriar CLO, Ltd. , 11/01/2021 (f)	23,868,750
125,000	Jasper CLO, Ltd. (f)	5,500,000
10,000	Liberty CLO, Ltd. , 11/01/2017 (f)	3,675,000
8,500	Red River CLO, Ltd. , 07/27/2018 (f)	2,455,940
4,871	Rockwall CDO , 08/01/2024 (f)	2,605,985
4,800	Rockwall CDO, Ltd. (f)	1,248,000
10,500	Rockwall CDO, Ltd. , 08/01/2021 (f)	2,730,000
6,000	Southfork CLO, Ltd. , 05/01/2017 (f)	600,000
2,000	Stratford CLO , 11/01/2021 (f)	1,050,000
41,500	Stratford CLO, Ltd. , 11/01/2021 (f)	18,336,360
35,507	Westchester CLO, Ltd. , 08/01/2022 (f)	18,286,105

		153,270,343

REAL ESTATE - 2.2%
18,508	Creek Pine Holdings, LLC, REIT 10.25% (b)(c)(d)(g)	21,430,783

REAL ESTATE INVESTMENT TRUST - 12.2%
99,223	Bluerock Residential Growth, Inc., REIT 7.63% (a)(g)	2,581,783
126,816	Bluerock Residential Growth, Inc., REIT, Series D 7.13% (a)(g)	3,229,712
108,500	Jernigan Capital, Inc., REIT 7.00% (b)(c)(d)(g)	109,277,912
67,101	RAIT Financial Trust, REIT 7.13%, 08/30/2019 (a)(g)	1,667,460
53,800	RAIT Financial Trust, REIT 7.63%, 04/15/2024 (a)	1,334,240
86,294	RAIT Financial Trust, REIT 8.88% (a)(g)	2,464

		118,093,571

	Total Preferred Stock (Cost $334,788,821)	292,794,697

Agency Collateralized Mortgage Obligations - 20.9%
58,661,484	FREMF Mortgage Trust, Series 2019-KF72, Class C VAR ICE LIBOR USD 1 Month+6.000%, 7.70%, 11/25/2026	58,368,177
76,080,350	Series 2018-KC02, Class C 0.00%, 8/25/2025 (h)	54,024,657
96,460,500	Series 2018-K80, Class D 0.00%, 8/25/2028 (h)	47,101,662

Shares		Value ($)
55,096,698	Series 2019-K97, Class D 0.00%, 1/25/2030 (h)	24,505,358
598,636,812	Series 2019-K97, Class X2A 0.10%, 7/25/2029 (i)	4,801,067
135,904,199	Series 2019-K97, Class X2B 0.10%, 1/25/2030 (i)	1,065,489
45,871,176	FREMF Trust, Series 2018-KW04, Class C 0.00%, 12/25/2032 (h)	16,284,268

	Total Agency Collateralized Mortgage Obligations (Cost $188,241,423)	206,150,678

LLC Interest (c)(d)(e) - 7.6%
40,322,605	SFR WLIF I, LLC	39,730,669
26,968,904	SFR WLIF II, LLC	26,714,857
7,708,491	SFR WLIF III, LLC	7,541,371

	Total LLC Interest (Cost $75,000,000)	73,986,897

U.S. Senior Loans (j) - 4.0%

COMMUNICATION SERVICES - 2.4%
76,365	iHeartCommunications Inc., Initial Term Loan, 1st Lien, 05/01/26 (k)	76,906
425,220	TerreStar Corporation Term Loan, 02/28/22 (c)(d)(e)	424,370
21,729,744	TerreStar Corporation, Term Loan A, cash/0% PIK 02/27/20 (c)(d)(e)	21,686,285
509,553	TerreStar Corporation, Term Loan C, cash/0% PIK 02/27/20 (c)(d)(e)	508,534

		22,696,095

GAMING/LEISURE - 1.0%
3,860,733	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/20 (c)(d)	—
8,274,215	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, 05/30/19 (c)(d)(k)	—
11,736,674	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (c)(d)(e)	9,389,339

		9,389,339

METALS & MINERALS - 0.6%
7,341,224	Omnimax International, Inc., Unsecured Term Loan, cash/0% PIK 02/06/21 (c)(d)(e)	6,188,652

UTILITIES - 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (l)	83,096

	Total U.S. Senior Loans (Cost $52,730,774)	38,357,182

Collateralized Loan Obligations - 3.9%
6,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 6.66%, 2/1/2026 (m)	5,166,600

6	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Collateralized Loan Obligations (continued)
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (m)(n)	2,475,000
5,000,000	Acis CLO, Ltd., Series 2014-3A, Class F VAR ICE LIBOR USD 3 Month+5.600%, 7.51%, 2/1/2026 (m)	3,875,250
14,000,000	Acis CLO, Ltd., Series 2013-1A, Class SUB 0.00%, 4/18/2024 (m)(n)	175,000
2,250,000	ALM VII R-2, Series 2016-7R2A, Class SUBR 0.00%, 10/15/2116 (m)(n)	1,145,250
5,462,500	CIFC Funding 2013-II, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (m)(n)	2,185,000
2,500,000	CIFC Funding 2014, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (m)(n)	1,237,500
3,214,500	CIFC Funding 2014, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (m)(n)	1,076,857
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (m)(n)	1,875,000
635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2020 (c)(d)	504,179
4,000,000	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 3.20%, 11/25/2051 (m)	1,680,000
1,204,545	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 VAR LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (m)	1,204,317
5,100,000	Jamestown CLO IX, Series 2019-9A, Class C2R VAR ICE LIBOR USD 3 Month+4.100%, 6.07%, 10/20/2028 (m)	5,121,791
6,000,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 8.91%, 10/20/2028 (m)	5,998,382
2,300,000	Madison Park Funding 3 Month+6.850%, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 8.85%, 4/15/2029 (m)	2,070,000
5,955,627	THL Credit Wind River 2014-2 CLO, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (m)(n)	2,054,691
1,500,000	Valhalla CLO, Ltd., Series 2004-1A %, 8/1/2020	300,000

	Total Collateralized Loan Obligations (Cost $55,170,978)	38,144,817

Sovereign Bond - 1.9%
36,835,000	Argentine Republic Government International Bond, 3.75%, 12/31/38 (a)	18,083,959

	Total Sovereign Bonds (Cost $22,461,215)	18,083,959

Shares		Value ($)

Master Limited Partnership - 1.5%

ENERGY - 1.5%
1,114,600	Energy Transfer LP (a)	14,300,318

	Total Master Limited Partnerships (Cost $15,594,221)	14,300,318

Corporate Bonds & Notes - 0.3%

COMMUNICATION SERVICES - 0.0%
26,148	iHeartCommunications, Inc. 6.38%, 05/01/26 (a)	28,420
49,013	8.38%, 05/01/27 (a)	54,250

		82,670

ENERGY - 0.2%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(k)	1,272,291
681	Sable Permian Resources Land 7.38%, 11/01/21	146

		1,272,437

REAL ESTATE - 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26 (a)	1,204,645

UTILITIES - 0.0%
24,000,000	Texas Competitive Electric Holdings Co., LLC 10.25%, 11/01/49 (k)	115,200
5,000,000	11.50%, 10/01/20 (k)(l)	16,250

		131,450

	Total Corporate Bonds & Notes (Cost $17,673,814)	2,691,202

Exchange-Traded Fund - 0.3%
28,900	Direxion Daily Financial Bull 3X Shares (a)	2,735,096

	Total Exchange-Traded Funds (Cost $2,105,241)	2,735,096

Warrants - 0.2%

ENERGY - 0.0%
4,071	Arch Coal, Inc., Expires 10/08/2023 (a)(b)	123,148

INDUSTRIALS - 0.2%
8,371,900	American Airlines, (b)(k)	1,939,769
346	Omnimax Holdings, Inc., Expires 12/31/2049 (b)(c)(d)(e)	1,078

		1,940,847

INFORMATION TECHNOLOGY - 0.0%
179,322	Avaya Holdings, Expires 12/15/2022 (b)	224,153

	Total Warrants (Cost $251,697)	2,288,148

Registered Investment Company - 0.2%
107,168	Dividend and Income Fund, Class Common (a)	1,442,481

	Total Registered Investment Companies (Cost $1,461,842)	1,442,481

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	NexPoint Strategic Opportunities Fund

Units		Value ($)

Rights - 0.2%

UTILITIES - 0.2%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,702,706

	Total Rights (Cost $5,000,539)	1,702,706

Contracts

Purchased Call Options (b) - 0.1%
	Total Purchased Call Options (Cost $2,882,250)	1,034,600

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, (c)(d)(k)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Convertible Bond - 0.0%

HEALTHCARE - 0.0%
350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	252,875

	Total Convertible Bonds (Cost $252,915)	252,875

Total Investments - 134.3%		1,305,672,263

(Cost $1,506,610,426)

Shares

Common Stock - (1.1)%

ENERGY - 0.0%
(8,451)	ESC Seventy Seven	—

INFORMATION TECHNOLOGY - (1.1)%
(70,750)	Texas Instruments, Inc.	(9,076,517)
(13,725)	Zillow Group, Class A (o)	(627,782)
(18,000)	Zillow Group, Inc., Class C (o)	(826,920)

		(10,531,219)

	Total Common Stock (Proceeds $9,688,433)	(10,531,219)

	Total Securities Sold Short - (1.1)% (Proceeds $9,688,433)	(10,531,219)

Other Assets & Liabilities, Net - (33.2)% (p)		(321,501,741)

Net Assets - 100.0%		973,639,303

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $196,828,783.
(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $588,973,517, or 60.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $588,973,517, or 60.5% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2019. Please see Notes to Investment Portfolio.
(e)	Affiliated issuer. Assets with a total aggregate market value of $531,856,677, or 54.6% of net assets, were affiliated with the Fund as of December 31, 2019.
(f)	There is currently no rate available.
(g)	Perpetual security with no stated maturity date.
(h)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(i)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(k)	The issuer is, or is in danger of being, in default of its payment obligation.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(o)	No dividend payable on security sold short.
(p)	As of December 31, 2019, $10,531,219 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(q)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$23,752,078	2.45%
TerreStar Corporation	Common Stocks	3/16/2018	$34,089,464	$36,808,453	3.79%

8	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of December 31, 2019	NexPoint Strategic Opportunities Fund

Future contracts outstanding as of December 31, 2019 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized (Depreciation)	Value
Short Futures:
Russell 2000 Index E-MINI	March 2020	650	$53,192,181	$(1,102,319)	$(54,294,500)

These are exchange traded future contracts, therefore, a Level 1 fair value security.

Purchased option contracts outstanding as of December 31, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
USD/CNH Call	$7.45	BNP	February 2020	300,000,000	$2,235,000,000	$699,000	$40,500
USD/CNH Call	$7.70	BNP	October 2020	200,000,000	$1,540,000,000	1,300,000	557,600
USD/HKD Call	$7.85	BNP	January 2020	250,000,000	$1,962,000,000	325,000	55,000
USD/HKD Call	$7.80	BNP	June 2020	125,000,000	$975,000,000	558,250	381,500

						$2,882,250	$1,034,600

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2019 was $23,523,740 at a weighted average interest rate of 3.47% for BNP Securities and $89,068,457 at a weighted average interest rate of 3.91% for Mizuho Securities.

Reverse Repurchase Agreements outstanding as of December 31, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR 3M USD LIBOR+4.750%, 7.33%, 2/1/2026	3.45%	10/15/2019	1/15/2020	$(3,327,106)	$(6,000,000)	$(3,302,100)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, VAR ICE LIBOR USD 3 Month+5.600%, 8.18%, 2/1/2026	3.65%	10/15/2019	1/15/2020	$(1,931,350)	(5,000,000)	(1,916,000)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	2.85%	10/9/2019	1/9/2020	$(2,543,979)	(8,250,000)	(2,526,975)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	2.85%	10/15/2019	1/15/2020	$(1,491,118)	(4,500,000)	(1,481,850)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	2.85%	10/15/2019	1/15/2020	$(5,053,232)	(15,250,000)	(5,021,825)
Mizuho	FREMF Mortgage Trust, Series 2018-KC02, Class C, 0.00%, 8/25/2025	3.10%	11/1/2019	12/31/2019	$(38,588,348)	(76,080,350)	(38,390,000)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.10%	11/1/2019	12/31/2019	$(35,792,980)	(96,360,500)	(35,609,000)
Mizuho	FREMF Mortgage Trust, Series 2018-KF72, Class C, 0.10%, 11/25/2026	3.10%	11/1/2019	12/31/2019	$(9,630,502)	(45,871,176)	(9,581,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	3.21%	12/20/2019	3/20/2020	$(18,902,141)	(55,096,698)	(18,750,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2A, 0.01%, 7/25/2029	3.21%	12/20/2019	3/20/2020	$(3,483,034)	(598,712,500)	(3,455,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2B, 0.01%, 1/25/2030	3.21%	12/20/2019	3/20/2020	$(770,199)	(135,904,199)	(764,000)
Mizuho	FREMF Trust Series 2018-KW04, Class C, 0.00%, 12/25/2032	3.44%	11/27/2019	12/31/2019	$(18,763,764)	(25,000,000)	(18,703,000)
BNP	Jamestown CLO IX, Series 2019-9A, Class C2R, VAR ICE LIBOR USD 3 Month+4.100%, 6.38%, 10/20/2028	2.80%	12/30/2019	1/29/2020	$(4,117,172)	(5,100,000)	(4,116,210)
BNP	Jamestown CLO IX, Series 2019-9A, Class DR, VAR ICE LIBOR USD 3 Month+6.940%, 9.22%, 10/20/2028	3.25%	12/30/2019	1/29/2020	$(4,324,173)	(6,000,000)	(4,323,000)

Total Reverse Repurchase Agreements							$(147,939,960)

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	9

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

10	Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019	NexPoint Strategic Opportunities Fund

($)
Assets
Investments, at value	773,815,585
Affiliated investments, at value (Note 11)	531,856,677

Total Investments, at value	1,305,672,263
Cash and cash equivalents	329,810
Restricted Cash — Securities Sold Short, written options, and reverse repurchase agreements (Note 2)	17,878,647
Restricted Cash — Futures (Note 2)	2,145,000
Foreign tax reclaim receivable	559
Receivable for:
Investment sold	21,416,675
Dividends and Interest	4,459,592
Fund shares sold	461,168
Variation margin on Futures contracts	380,998
Due from broker	68,105
Prepaid expenses and other assets	195,977

Total assets	1,353,008,794

Liabilities:
Line of credit (Note 6)	180,437,786
Due to custodian	8,190,737
Securities sold short, at value (Notes 2 and 8)	10,531,219
Reverse repurchase agreements (Note 3)	147,939,960

Payable for:
Due to broker	23,620,254
Investments purchased	5,132,663
Investment advisory and administration fees (Note 8)	1,318,265
Audit fees	319,495
Interest expense and commitment fee (Note 6)	1,482,260
Accounting services fees	151,612
Variation margin	71,500
Trustees fees	4,988
Accrued expenses and other liabilities	168,752

Total liabilities	379,369,491

Net Assets Applicable to Common Shares	973,639,303

Net Assets Consist of:
Paid-in capital in excess of par	1,228,988,136
Total distributable loss	(255,348,833)

Net Assets Applicable to Common Shares	973,639,303

Investments, at cost	1,506,610,426
Proceeds from securities sold short	9,688,433

Common Shares
Net assets	973,639,303
Shares outstanding (unlimited authorization)	45,851,224
Net asset value per share ( Net assets/shares outstanding)	21.23

See accompanying Notes to Financial Statements.	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019	NexPoint Strategic Opportunities Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	29,056,991
Dividends from affiliated issuers (Note 11)	13,242,635
Less: Foreign taxes withheld	(14,511)
Securities lending income (Note 4)	1,227
Interest from affiliated issuers (Note 11)	3,358,198
Interest from unaffiliated issuers	9,503,126

Total income	55,147,666

Expenses:
Investment advisory (Note 8)	11,725,448
Administration fees (Note 8)	2,352,124
Interest expense and commitment fees (Note 6)	10,935,851
Legal fees	887,609
Accounting service fee	630,104
Audit and tax preparation fees	549,737
Custodian fees	423,212
Reports to shareholders	373,529
Transfer agent fees	239,203
Dividends and fees on securities sold short (Note 2)	187,964
Trustees fees (Note 8)	153,643
Insurance	108,278
Pricing fees	81,625
Tax Expense	21,601
Other	454,361

Total operating expenses before waiver and reimbursement	29,124,289
Less: Expenses waived or borne by the adviser and administrator	(93,000)
Net operating expenses	29,031,289

Net investment income	26,116,377

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(4,138,749)
Investments in affiliated issuers	(45)
Securities sold short (Note 2)	2,147,995
Written options contracts (Note 3)	8,139,241
Futures contracts (Note 3)	(3,305,751)
Foreign currency related transactions	(3,230,759)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	24,715,793
Investments in affiliated issuers (Note 11)	15,764,375
Securities sold short (Note 2)	(1,614,388)
Futures contracts (Note 3)	(1,102,319)
Foreign currency related translations	2,289,377

Net realized and unrealized gain (loss) on investments	39,664,770

Total increase in net assets resulting from operations	65,781,147

12	See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

NexPoint Strategic Opportunities Fund

	Year Ended December 31, 2019 ($)	Year Ended December 31, 2018 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	26,116,377	21,282,563
Accumulated net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(388,068)	42,976,190
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	40,052,838	(24,438,780)

Net increase from operations	65,781,147	39,819,973

Distributions Declared to Common Shareholders:
Distribution	(15,494,304)	(21,840,799)
Return of capital:	(81,197,706)	(46,180,632)

Total distributions declared to common shareholders:	(96,692,010)	(68,021,431)

Decrease in net assets from operations and distributions	(30,910,863)	(28,201,458)

Share transactions:
Proceeds from sale of shares (Note 12)	237,277,987	201,766,602
Value of distributions reinvested	4,960,710	1,837,035
Shares repurchased of closed-end fund (Note 1)	(5,399,704)	—

Net increase from shares transactions	236,838,993	203,603,637

Total increase in net assets	205,928,130	175,402,179

Net Assets
Beginning of year	767,711,173	592,308,994

End of year	973,639,303	767,711,173

Change in Common Shares
Issued for distribution reinvested	264,738	81,157
Shares issued in rights offering (Note 12)	13,498,570	9,494,823
Shares redeemed (Note 1)	(254,500)	—

Net increase in common shares	13,508,808	9,575,980

See accompanying Notes to Financial Statements.	13

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019	NexPoint Strategic Opportunities Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets derived from investment operations	65,781,147

Adjustments to reconcile net investment loss to net cash provided by operating activities:
Purchases of investment securities from unaffiliated issuers	(404,202,413)
Purchases of investment securities from affiliated issuers	(174,759,399)
Proceeds from disposition of investment securities from unaffiliated issuers	306,994,637
Proceeds from disposition of investment securities from affiliated issuers	42,320,639
Purchases of securities sold short	(8,960,820)
Proceeds of securities sold short	17,307,226
Net proceeds received on written options contracts	234,450
Amortization of premiums	(716,548)
Net realized loss on investments from unaffiliated issuers	4,138,749
Net realized loss on investments from affiliated issuers	45
Net realized loss on securities sold short, written options contracts and foreign currency transactions	(6,981,485)
Net change in unrealized appreciation/(depreciation) on investments, unaffiliated investments, securities sold short, swap contracts, written options contracts and translation on assets and liabilities denominated in foreign currency	(17,561,055)
Net change in unrealized appreciation/(depreciation) on affiliated investments	(15,764,375)
Increase in receivable for investments sold	(20,442,193)
Increase in receivable for dividends and interest	(2,273,250)
Increase in due from broker	(68,105)
Increase in foreign tax reclaim recievable	(559)
Increase in prepaid expenses and other assets	(142,776)
Increase in receivable for variation margin	(343,660)
Increase in due to broker	6,770,623
Increase in payable for variation margin	71,500
Increase in payable for investments purchased	2,936,132
Increase in payable for accounting services	151,612
Increase in payables to related parties	296,355
Decrease in payable for distribution and shareholder service fees	(6,468,216)
Increase in payable for commitment fees	734,639
Decrease in accrued expenses and other liabilities	(47,892)

Net cash flow used in operating activities	(210,994,992)

Cash Flows Received from (Used in) Financing Activities:
Increase in due to custodian	336,431
Increase in notes payable	34,924,807
Proceeds from repo’s	53,944,960
Distributions paid in cash	(91,731,300)
Payments on shares redeemed	(5,399,704)
Proceeds from shares sold	236,816,819

Net cash flow provided by financing activities	228,892,013

Effect of exchange rate changes on cash	(941,382)
Net increase in cash	16,955,639

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	3,397,818
End of period	20,353,457

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	4,960,710
Cash paid during the period for interest expense and commitment fees	(10,201,212)

*

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Restricted Cash — Written Options.

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Year	$23.74	$26.02	$25.89	$22.92	$53.92

Income from Investment Operations:

Net investment income(a)	0.65	0.75	0.93	4.08	8.75	(b)

Net realized and unrealized gain (loss)	0.97	0.83	2.88	1.69	(16.08)

Total from Investment Operations	1.62	1.58	3.81	5.77	(7.33)

Less Distributions Declared to Common Shareholders:

From net investment income	(0.38)	(0.77)	(2.39)	(2.80)	(2.88)

From return of capital	(2.02)	(1.63)	(0.01)	—	—

From spin-off(d)	—	—	—	—	(20.79)

Total distributions declared to Common Shareholders	(2.40)	(2.40)	(2.40)	(2.80)	(23.67)

Issuance of Common Shares(e)

Shares issued	(1.73)	(1.46)	(1.28)	—	—

Net Asset Value, End of year(b)	$21.23	$23.74	$26.02	$25.89	$22.92

Market Value, End of year	$17.71	$19.93	$25.29	$22.77	$20.44

Market Value Total Return(f)	4.76%	(8.93)%	27.31%	27.69%	(18.09)%

Ratios to Average Net Assets / Supplemental Data(d):

Net Assets, End of Period (000’s)	$973,639	$767,711	$592,309	$414,800	$366,078

Common Shares Information at End of Period:

Ratios based on average net assets of Common Shares:

Gross operating expenses(g)	3.25%	2.65%	2.58%	3.12%	3.43%

Net investment gain	2.91%	3.02%	3.69%	17.34%	24.23	%(h)

Ratios based on average Managed Assets (as defined in Notes 8) of Common Shares:

Gross operating expenses(g)	2.48%	2.14%	2.21%	2.17%	2.23%

Net investment gain	2.23%	2.44%	3.16%	12.05%	15.79	%(i)

Portfolio turnover rate(j)	63%	48%	36%	41%	31%

Average commission rate paid(k)	$0.0029	$0.0263	$0.0286	$0.0294	$0.0223

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from NexPoint REIT.
(c)	Less than 0.005%.
(d)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(e)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(f)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(g)	Supplemental expense ratios are shown below:
(h)	Net investment income (excluding non-recurring dividend from NexPoint REIT) was 9.76%
(i)	Net investment income (excluding non-recurring dividend from NexPoint REIT) was 6.36%
(j)	Excludes in-kind activity
(k)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged

See accompanying Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

	For the Years Ended December 31,
	2019	2018	2017	2016	2015

Ratios based on average net assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.25%	2.65%	2.58%	3.12%	3.43%

Interest expense and commitment fees	1.22%	0.90%	0.69%	0.93%	0.71%

Dividends and fees on securities sold short	—	— (c)	— (c)	0.07%	0.24%

Ratios based on average Managed Assets of Common Shares;

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.48%	2.14%	2.21%	2.17%	2.23%

Interest expense and commitment fee	0.93%	0.73%	0.59%	6.50%	4.60%

Dividends and fees on securities sold short	—	— (c)	— (c)	0.05%	0.15%

16	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2019	NexPoint Strategic Opportunities Fund

Note 1. Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“HCMFA”), is the investment adviser and administrator to the Fund.

On October 25, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares over a six-month period. Under this program, the Fund repurchased 254,500 shares through December 2019. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $13.5mm, or $21.22 per share.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, LLC Interests, MLPs, Purchased Options, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period.

A summary of the inputs used to value the Fund’s assets as of December 31, 2019 is as follows:

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
Common Stock
Chemicals	$96,707	$96,707	$—	$—
Communication Services	60,560,531	—	23,752,078	36,808,453
Consumer Discretionary	8,211,861	8,211,861	—	—
Energy	31,907,000	24,471,830	7,435,170	—
Financial	48,935,133	3,524,766	10,000,005	35,410,362
Gaming/Leisure	—	—	—	—
Healthcare	17,215,749	17,215,749	—	—
Housing	—	—	—	—
Industrials	5,994,707	4,584,507	1,410,200	—
Information Technology	15,147,631	15,147,631	—	—
Materials	1,958,125	138,920	1,784,375	34,830
Media and Telecommunications	443,495	443,495	—	—
Metals & Minerals	2,130,168	2,130,168	—	—
Pharmaceuticals	27,459,920	27,459,920	—	—
Real Estate	114,062,514	79,995,841	—	34,066,673
Real Estate Investment Trust	255,016,729	17,033,850	—	237,982,879
Utilities	22,566,337	22,566,337	—	—
Preferred Stock
Financial	153,270,343	—	153,270,343	—
Real Estate	21,430,783	—	—	21,430,783
Real Estate Investment Trust	118,093,571	—	8,815,659	109,277,912
Agency Collateralized Mortgage Obligations	206,150,678	—	206,150,678	—
LLC Interest	73,986,897	—	—	73,986,897
U.S. Senior Loans
Communication Services	22,696,095	—	76,906	22,619,189
Gaming/Leisure	9,389,339	—	—	9,389,339
Metals & Minerals	6,188,652	—	—	6,188,652
Utilities	83,096	—	83,096	—
Collateralized Loan Obligations	38,144,817	—	37,640,638	504,179
Sovereign Bonds	18,083,959	—	18,083,959	—
Master Limited Partnerships
Energy	14,300,318	14,300,318	—	—
Corporate Bonds & Notes
Communication Services	82,670	—	82,670	—
Energy	1,272,437	—	146	1,272,291
Real Estate	1,204,645	—	1,204,645	—
Utilities	131,450	—	131,450	—

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange Traded Funds	$2,735,096	$2,735,096	$—	$—
Warrants
Energy	123,148	123,148	—	—
Industrials	1,940,847	—	1,939,769	1,078
Information Technology	224,153	224,153	—	—
Registered Investment Companies	1,442,481	1,442,481	—	—
Rights
Utilities	1,702,706	—	1,702,706	—
Purchased Call Options	1,034,600		1,034,600	—
Convertible Bonds	252,875	—	252,875	—
Foreign Corporate Bonds & Notes
Healthcare(1)	—	—	—	—
Netherlands(1)	—	—	—	—

Total Assets	1,305,672,263	241,846,778	474,851,968	588,973,517

Liabilities
Securities Sold Short
Common Stock
Energy(1)	—	—	—	—
Information Technology	(10,531,219)	(10,531,219)	—	—

Total Liabilities	(10,531,219)	(10,531,219)	—	—

Total	$1,295,141,044	$231,315,559	$474,851,968	$588,973,517

(1)	This category includes securities with a value of zero.
(2)	See Investment Portfolio detail for industry breakout.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the year ended December 31, 2019.

	Balance as of 12/31/18	Transfers into Level 3	Transfers Out of Level 3	Net Amortization/ (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Distribution to Return Capital	Balance as of 12/31/19	Change in Unrealized
U.S. Senior Loan
Chemicals	$2,124,595			$(43,335)	$31,001	$80,450	$—	$(2,192,712)		$—	$167,789
Gaming/Leisure	7,741,953			231,713	(48,563)	1,464,236	—	—		9,389,339	1,229,841
Metals & Minerals	6,397,453			295,016	—	(1,447,588)	943,771	—		6,188,652	(1,210,954)
Communication Services	19,888,704			(2,649)	—	2,254,390	478,898	(155)		22,619,188	2,237,165
Corporate Bonds & Notes
Energy	1,272,291				(119,120)	119,120	—	—		1,272,291	119,120
Warrant
Industrials	67,234				—	(66,156)	—	—		1,078	(1,003)
Preferred Stock
Real Estate	19,438,397				—	1,992,386	—	—		21,430,783	1,062,322
Real Estate Investment Trust	112,214,270				—	(9,736,358)	6,800,000	—		109,277,912	(18,603,528)
LLC Interest
Real Estate	—				—	(1,013,103)	75,000,000	—		73,986,897	(1,013,103)
Collateralized Loan Obligation	497,808	—	—	—	34	41,726	—	(35,389)	—	504,179	5,134

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

	Balance as of 12/31/18	Transfers into Level 3	Transfers Out of Level 3	Net Amortization/ (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Distribution to Return Capital	Balance as of 12/31/19	Change in Unrealized
Common Stock
Chemicals	$350,505				$—	$(350,505)		$—		$—	$654,717
Communication Services	37,032,887				—	(224,434)	$—	—		36,808,453	(145,394)
Financial	36,945,152				—	(5,506,796)	5,472,005	(1,500,000)		35,410,362	(5,083,703)
Gaming/Leisure	—				—	0	—	—		0	(0)
Housing	—				—	—	—	—		—	(955,869)
Media & Telecomunications	241,732				(0)	1,568,526	—	(1,810,258)		—	3,137,052
Materials	2,172,094				—	(2,137,264)	—	—		34,830	(32,375)
Real Estate	3				205,352	31,955,963	2,205,354	(300,000)		34,066,672	32,269,866
Real Estate Investment Trust	265,741,734				—	(34,262,137)	45,362,450	(38,859,168)		237,982,879	(65,932,614)
Utilities					—	—	—	—		—	—

Total	$512,126,812	$—	$—	$480,745	$68,705	$(15,267,541)	$136,262,479	$(44,697,682)	$—	$588,973,517	$(52,095,536)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$344,303,197	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
			Multiple of EBITDA	6.00x - 8.75x
			Liquidity Discount	25%
		Discounted Cash Flow	Discount Rate	11.0% - 20.0%
		Transaction Analysis	Multiple of EBITDA	8.25x - 8.75x
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 - $771.0
			Transaction Price per Share	$2.75
		Direct Capitalization Method	Capitalization Rates	5.45% - 7.50%
		Net Asset Value	N/A	N/A
		Black-Scholes Model	Volatility Assumption	30 - 40%
Preferred Stock	130,708,695	Discounted Cash Flow	Discount Rate	11.0%
		Net Asset Value	N/A	N/A
LLC Interest	73,986,897	Discounted Cash Flow	Discount Rate	2.59% - 9.45%
U.S. Senior Loans	38,197,180	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.10%
		Black-Scholes Model	Volatility Assumption	30 - 40%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
Corporate Bonds & Notes	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Collateralized Loan Obligations	504,179	Discounted Cash Flow	Discount Rate	9.1%
Warrants	1,078	Discounted Cash Flow	Discount Rate	20%
		Multiples Analysis	Multiple of EBITDA	7.0x - 8.75x
		Transaction Analysis	Multiple of EBITDA	8.25x - 8.75x
		Black-Scholes Model	Volatility Assumption	30 - 40%

Total	$588,973,517

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 70% as of December 31, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable input used in the fair value measurement of the Fund’s REIT assets are the discount rates and capitalization rates. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset and LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, liquidity discount, discount rate and transaction price. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the maturity or call date, if shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in REITs and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $17,878,647 was held with the broker for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments. As of December 31, 2019 we had no hedge accounting derivatives.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations.

The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended December 31, 2019, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash — Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2019:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Foreign Currency Risk	$1,034,600	(1)	$—
Equity Price Risk	$—		$(1,102,319	)(2)

(1)	Statements of Assets and Liabilities location: Unaffiliated investments, at value.
(2)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019, is as follows:

Risk Exposure	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Commodity Risk	$—	(1)	$—
Equity Price Risk	4,042,059	(1)(2)(3)	(1,102,319	)(4)(5)
Foreign Currency Risk	(3,954,625	)(1)(2)(3)	(763,950	)(4)

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(3)	Statement of Operations location: Realized gain (loss) on written options contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

The average monthly volume of derivative activity for the year ended December 31, 2019, is as follows:

	Units/ Contracts	Appreciation/ Depreciation
Purchased Options Contracts	352,958,571	—
Written Options Contracts	4,731	—
Futures Contracts(1)	—	(44,382)

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective November 8, 2019, the Advisor entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to the Fund.

As of December 31, 2019, the Fund did not participate in securities lending transactions with BNY.

Prior to November 8, 2019, the Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. State Street would charge a fund fees based on a percentage of the securities lending income.

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, losses deferred due to wash sale transactions and return of capital. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund.

For the year ended December 31, 2019, permanent differences chiefly resulting from foreign currency gains and losses, partnership basis adjustments, return of capital distributions from real estate investment trust, passive foreign investment companies, paydowns, controlled foreign corporations and return of capital distributions paid by the fund were identified and reclassified among the components of the Fund’s net assets as follows:

Total Distributable Earnings (Loss)	Paid-in-Capital
$6,966,108	$(6,966,108)

For the year ended December 31, 2019, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Qualified Late Year Ordinary Loss	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$(57,749)	$(51,636,718)	$(203,654,367)

For the year ended December 31, 2019, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

No Expiration Long-Term	Total
$(51,636,718)(1)	$(51,636,718)

(1)	During the current fiscal year, the Fund utilized $34,067,597 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 (unless otherwise indicated) is as follows:

Distributions Paid From:	2019	2018
Ordinary Income(1)	$15,494,304	$21,840,799
Return of Capital	81,197,706	46,180,632

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2019, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$102,757,163	$(306,411,530)	$(203,654,367)	$1,510,773,221

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments, REIT basis adjustment and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2019, the Fund elected to defer $57,747 of specified losses.

Note 6. Credit Agreements and Reverse Repurchase Agreement

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $135,000,000 and the Fund is required to pay 0.55% commitment fee on the unused balance and LIBOR + a spread on amounts borrowed. The spread ranges from 0.60% to 1.30% depending on the quality of the holdings pledged to collateralize the loan. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of December 31, 2019, the carrying value of the Committed Facility Agreement was $103,037,786. The fair value of the outstanding Committed Facility Agreement was estimated to be $103,406,620, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

At December 31, 2019, the Fund’s outstanding balance on the Committed Facility Agreement was $103,037,786.

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

For the year ended December 31, 2019, the average daily note balance was $98,125,635 at a weighted average interest rate of 2.86%, excluding any commitment fee. With respect to the note balance, interest expense of $2,807,625 and commitment fee of $205,626 are included in interest expense in the Statement of Operations.

On November 16, 2017, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. At December 31, 2019, the Fund’s outstanding balance on the BNP Securities was $22,687,960. The Fund’s average daily balance was $23,523,740 at a weighted average interest rate of 3.47% for the days outstanding.

On September 25, 2018, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At December 31, 2019, the Fund’s outstanding balance on the Mizuho Securities was $125,252,000. The Fund’s average daily balance was $89,068,457 at a weighted average interest rate of 3.91% for the days outstanding.

On February 16, 2018, the Fund entered into a bridge credit agreement (the “Bridge Agreement”) with KeyBank, NA (“KeyBank”) whereby KeyBank agreed to loan the Fund up to $36,500,000. The interest is paid at a rate of LIBOR + 2.00%. The Fund paid an upfront fee of $182,500 to KeyBank as a condition to closing. On February 16, 2018, KeyBank loaned $20 million to the Fund as a part of the Bridge Agreement. On May 29, 2018, the Fund amended the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the Fund up to $71,500,000 with a refinancing date of August 31, 2018, subject to extensions. The Fund paid an upfront fee of $52,500 to KeyBank as a condition to add the new maturity and updated commitment. On August 14, 2018, the Fund amended and restated the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the fund up to $75,000,000. On September 14, 2018, the available balance stepped down to $60,000,000. During the 2019, the Fund amended the Bridge Agreement several times to provide additional short-term financing of $37,500,000 and $40,000,000 (“2019 KeyBank Amendments”). The $37,500,000 was paid back during the year, and $22,000,000 remained outstanding on the second 2019 KeyBank Amendments as of December 31, 2019. The Fund paid an upfront fee of $40,000 to KeyBank as a condition to closing these 2019 KeyBank Amendments. The maturity date is August 29, 2020, subject to extensions, and interest is paid at a rate of LIBOR + 2.00%. As of December 31, 2019, the carrying value of the Committed Facility Agreement was $77,400,000. The fair value of the outstanding Committed Facility Agreement was estimated to be $77,676,961, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended December 31, 2019, the average daily note balance was $59,534,247 at a weighted average interest rate of 4.30%, excluding any commitment fee. With respect to the note balance, interest expense of $2,560,900 and uncommitted balance fee of $0 are included in interest expense in the Statement of Operations.

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
12/31/2019	$332,977,746	(3)	392.4	%(3)
12/31/2018	244,107,979	(3)	414.5	%(3)
12/31/2017	31,933,494		1,954.8
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1
12/31/2010	120,000,000		510.6

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Fund closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Fund calculated asset coverage of greater than 300%. The Fund received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Fund declared the February monthly dividend, the percentage of asset coverage was over 300%.

(3)

The KeyBank Bridge Agreement referenced in Note 6 is shared with two subsidiaries, of which the Fund acts as a guarantor for the agreement. As such, an additional $4.6mm of the subsidiaries borrowings on the KeyBank Bridge Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to SEI Global Funds Services (“SEI”). The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex overseen by such Trustee based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan. The “Highland Funds Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses.

The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

28	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a nonoperating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2019, were as follows:

Other Securities
Purchases	Sales
$551,735,651	$327,057,035

Note 11. Affiliated Issuers and Other Affiliate Matters

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Distribution to Return Capital	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2019	Shares at December 31, 2019	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	123,002,415	$231,921,053	$45,362,450	—	$(38,859,168)	$—	$(441,456)	$237,982,879	146,055,529	$4,300,770
NexPoint Real Estate Capital	10,837,183	33,820,681	2,014,438	—	(94,648)	—	(1,673,801)	34,066,670	11,389,726	4,530,000
Specialty Financial Products, Ltd. (Common Stocks)	33,685,010	36,821,085	5,472,006	—	(1,500,000)	(1)	(5,538,523)	35,254,567	38,998,415	—
Other Affiliates
SFR WLIF I, LLC	—	—	40,322,605	—	—	—	(591,936)	39,730,669	40,322,605	2,444,302
SFR WLIF II, LLC	—	—	26,968,904	—	—	—	(254,047)	26,714,857	26,968,904	1,496,257
SFR WLIF III, LLC	—	—	7,708,491	—	—	—	(167,120)	7,541,371	7,708,491	238,109
Gambier Bay LLC(1)	2,102,020	241,732	—	—	(1,810,258)	—	1,568,526	—	—	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,708,922	7,741,953	2,059,233	—	—	—	(411,847)	9,389,339	11,763,530	8,809
NexPoint Residential Trust, Inc.	39,394	1,380,760	1,604,928	—	(76,162)	45	726,156	3,655,305	81,229	3,932
NexPoint Hospitality Trust	—	—	38,859,168	—	—	—	27,859,991	66,719,159	13,370,573	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	20,041,413	56,921,591	2,756,182	—	—	—	(250,061)	59,427,642	22,797,318	2,369,995
United Development Funding IV	1,644,786	6,167,948	496,307	—	—	—	(1,514,599)	5,149,656	1,763,581	229,266
Euramax International (U.S. Senior Loans, Common Stocks & Warrants)	6,408,963	8,636,781	943,771	—	—	—	(3,355,992)	6,224,560	7,352,734	979,394

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018		Purchases at Cost		Proceeds from Sales	Distribution to Return Capital		Net Realized Gain/ (Loss) on Sales of Affiliated Issuers		Change Unrealized Appreciation/ Depreciation		Ending Value as of December 31, 2019		Shares at December 31, 2019	Affiliated Income
Other Controlled		$		$			$		$		$		$			$
Allenby (Common Stocks)	585,035		1		46,100	—		—		—		(46,100)		1	631,135		—
Claymore (Common Stocks)	1,874,553		2		144,816	—		—		—		(144,816)		2	2,019,369		—

Total	209,929,694		$383,653,587		$174,759,398	—		$(42,340,236)		$44		$3,336,484		$531,856,677	331,223,139		$16,600,833

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2019 and subsequent activity.

The Adviser has been historically affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and our Adviser, the Fund treats HCMLP and its affiliates as its affiliates for purposes hereof.

Note 12. Rights Offering and Stock Repurchase Plan

On April 19, 2017, the Fund announced a non-transferable rights offering (the “2017 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “2017 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2017 Expiration Date and on each of the four trading days preceding the 2017 Expiration Date. The 2017 Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the 2017 Offering and the Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued. On November 2,

2016, the Fund announced a stock repurchase plan (the “Repurchase Plan”) initially sized at $10 million as approved by the Board. The Repurchase Plan was scheduled to begin in December 2017 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Repurchase Plan for a period of one year from the 2017 Expiration Date. The Repurchase Plan expired on May 24, 2018. No repurchases were made as part of the repurchase plan prior to its expiration.

On April 20, 2018, the Fund announced a non-transferable rights offering (the “2018 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 9, 2018 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $21.30 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 29, 2018 (the “2018 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2018 Expiration Date and on each of the four trading days preceding the 2018 Expiration Date. The 2018 Offering was oversubscribed, with total subscriptions equal to 177% of the primary offering. As a result of the 2018 Offering and the Fund’s exercise of an over-allotment option, 9,494,823 additional shares were issued.

On April 11, 2019, the Fund announced a non-transferable rights offering (the “2019 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on April 29, 2019 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $17.77 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 22, 2019 (the “2019 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2019 Expiration Date and on each of the four trading days preceding the 2019 Expiration Date. The 2019

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Offering was oversubscribed, with total subscriptions equal to 231% of the primary offering. As a result of the 2019 Offering and the Fund’s exercise of an over-allotment option, 13,498,570 additional shares were issued for $237.3 million in Proceeds from sale of shares.

After the completion of the audit for the year ended December 31, 2018, a valuation correction was made in equity issued by TerreStar Corporation, affecting the value of the individual positions between March 2018 through January 2019. As a result, it was determined that there was a minor difference in funds received from shareholders who participated in the 2018 Offering. The overpayment of these proceeds, which equates to approximately $2.6mm from the rights offering, was returned to the investors accounts. This is reflected net in the Proceeds from sale of shares on the Statement of Changes in Net Assets.

Note 13. New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows to explain the change during the period in the total of cash, restricted cash and cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update was effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Fund no longer reports the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statement of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statement of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update was effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update was effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. For public entities, the amendments are effective for consolidated financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

Note 14. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2019, NexPoint Real Estate Opportunities, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g), while NexPoint Real Estate Capital, LLC and Specialty Financial Products Designated Activity Company did not meet the qualifications of a significant subsidiary. All subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the

Annual Report	33

NOTES TO FINANCIAL STATEMENTS (concluded)

December 31, 2019	NexPoint Strategic Opportunities Fund

summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC December 31, 2019	NexPoint Real Estate Opportunities, LLC December 31, 2019	Specialty Financial Products Designated Activity Company December 31, 2019
Balance Sheet:
Current Assets	$657,000	$21,626,000	$395,704
Noncurrent Assets	33,384,000	403,895,000	34,857,990

Total Assets	34,041,000	425,521,000	35,253,694
Current Liabilities	190,000	12,862,000	3,354,938
Noncurrent Liabilities	644,000	226,573,000	31,894,134

Total Liabilities	834,000	239,435,000	35,249,072
Preferred Stock	100,000	125,000	—
Non-controlling interest (in consolidated investments)	—	(2,627,000)	—
Invested Equity	33,107,000	188,588,000	—

Total Equity	$33,207,000	$186,086,000	$4,622

	NexPoint Real Estate Capital, LLC For the Year Ended December 31, 2019	NexPoint Real Estate Opportunities, LLC For the Year Ended December 31, 2019	Specialty Financial Products Designated Activity Company For the Year Ended December 31, 2019
Summary of Operations:
Net Sales	$3,878,000	$41,498,000	$127,709
Gross Profit (Loss)	3,802,000	(5,046,000)	1,000
Net Income (Loss)	3,786,000	(5,014,000)	750
Net Income (Loss) attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	16,000	(32,000)	—

Note 15. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund.

As a result of decreases in marketvalue of the Fund’s assets pledged at derivative counterparties, the Fund has been required to post additional collateral relating to its margin requirements. The Fund has posted all required collateral; however, the Fund’s ability to meet future margin calls may be impacted by continued unfavorable market conditions.

34	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of NexPoint Strategic Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of NexPoint Strategic Opportunities Fund (the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights, for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Dallas, Texas

April 10, 2020

We have served as the auditor of one or more investment companies of NexPoint Advisors, L.P. and its affiliates since 2004.

Annual Report	35

ADDITIONAL INFORMATION (unaudited)

December 31, 2019	NexPoint Strategic Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2019, the Fund hereby designates the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total Distribution
83.98%	16.02%	100.00%

Dividend Received Deduction(1)	Qualified Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)
8.53%	10.39%	0.00%	20.75%

Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
0.00%	41.50%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Shareholder who are residents of California, Connecticut and New York, these funds have not met the statutory requirements to permit exemption of these amounts from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information herein may differ from the information and distributions taxable to the shareholder for the calendar year ended December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at

American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Approval of NexPoint Strategic Opportunities Fund Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement was initially approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following the initial two-year term, the Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2019 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the anticipated of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangement; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) premium and discount information with respect to the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. After the August 2019 meeting, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of

38	Annual Report

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December 31, 2019	NexPoint Strategic Opportunities Fund

investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the September 19-20, 2019 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, provided to the Fund and its shareholders by the Investment Adviser and its affiliates. The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Fund and the other funds in the Highland complex over the years.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board of Trustees considered that the Fund outperformed its benchmark index, the Credit Suisse Hedge Fund USD Index, over the three and ten-year periods ended June 30, 2019; however it underperformed over the one and five-year periods ended June 30, 2019. The Board of Trustees took note that the Fund underperformed its peer group median over the one and five-year periods; however, it outperformed its peer group median for the ten-year period ended June 30, 2019 and performed in line with its peer group median for the three-year period ended June 30, 2019. The Board of Trustees also considered the success of the Fund’s 20019 rights offering and took into account management’s discussion of the Fund’s performance.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees considered that the Fund’s total net expenses were equal to its peer group median, that the Fund’s net management fee (including administrative fees) was lower than its peer group median and that the Fund’s total net expense was about equal to its peer universe. The Board of Trustees took into account management’s discussion of the Fund’s expenses. The Board of Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

40	Annual Report

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December 31, 2019	NexPoint Strategic Opportunities Fund

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure. The Board also noted that the Fund’s contractual advisory fee is in line with its peer universe at all asset levels. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 14, 2019. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Ethan Powell as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2022 Annual Meeting.	27,074,216	1,340,429
To elect Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2022 Annual Meeting.	27,298,971	1,115,674

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Dr. Bob Froehlich, Dustin Norris, Ethan Powell and Bryan A. Ward.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Trustees and Officers

The Board provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “Highland Funds Complex,” as referred to herein, consists of: the Fund, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund) (“HFRO”), NNexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closedend management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	3 year term (expiring at 2020 annual meeting). Trustee since December 2013.	Retired.	20	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

					Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

John Honis[2] (6/16/1958)	Trustee	3 year term (expiring at 2021 annual meeting). Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCMLP”) from February 2007 until his resignation in November 2014.	20	Manager of Turtle Bay Resort, LLC (August 2011 — December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	3 year term (expiring at 2022 annual meeting). Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA from 2012 until December 2015; Senior Retail Fund Analyst of HCMLP from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	20	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	3 year term (expiring at 2022 annual meeting). Trustee since May 2006.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	20	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris (1/6/1984)	Trustee	Initial 3 year term (expiring at 2021 annual meeting). Trustee since February 2018; Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	20	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Strategic Opportunities Fund

Trustees and Officers

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $390,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

James Dondero (6/29/1962)	President (Principal Executive Officer)	Indefinite Term; President since May 2015	Co-founder of HCM; Chairman of the Board of NexPoint Residential Trust, Inc. since 2015; NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Jernigan Capital, Inc., Texmark Timber Treasury, L.P., Cornerstone Healthcare Group, Metro-Goldwyn-Mayer and SeaOne Holdings, LLC; Portfolio Manager of NHF; GAF; Highland Energy MLP Fund, Highland Small-Cap Equity Fund and Highland Socially Responsible Equity Equity Fund (each a series of HFII); Highland Opportunistic Credit Fund (series of HFI); the BDC; and the Interval Funds.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCMLP; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCMLP; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	NexPoint Strategic Opportunities Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCMLP since September 2017; In-House Counsel at HCMLP from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

Annual Report	47

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Strategic Opportunities Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 28, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

48	Annual Report

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NexPoint Strategic Opportunities Fund

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Strategic Opportunities Fund	Annual Report, December 31, 2019

www.nexpointfunds.com	NHF-AR-1219

Item 2. Code of Ethics.

(a)NexPoint Strategic Opportunities Fund (the "Registrant"), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)Not applicable.

(c)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the

Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item's instructions.

(e)Not applicable.

(f)The Registrant's code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant's Board of Trustees (the "Board") has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the "Audit Committee"), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the "SEC") in Item 3 of Form N-CSR. Mr. Ward is "independent" as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $320,500 for the fiscal year ended December 31, 2018 and $365,000 for the fiscal year ended December 31, 2019.

Audit-Related Fees

(b)The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $8,500 for the fiscal year ended December 31, 2018 and $28,000 for the fiscal year ended December 31, 2019. The nature of the services related to agreed-upon procedures performed on the issuance of the auditors' reports in connection with the Registrant's 17F-2 security counts.

Tax Fees

(c)The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,280 for the fiscal year ended December 31, 2018 and $21,600 for the fiscal year ended December 31, 2019. The nature of the services related to assistance on the Registrant's tax returns and excise tax calculations.

All Other Fees

(d)The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(e)(1) Disclose the Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a)have direct responsibility for the appointment, compensation, retention and oversight of the Registrant's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c)establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre- approval policies and procedures for such services; and

(d)review and consider whether the independent auditors' provision of any non-audit services to the Registrant, the Registrant's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)100%

(c)100%

(d)N/A

(f)The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)The aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $375,500 for the fiscal year ended December 31, 2018 and $575,000 for the fiscal year ended December 31, 2019.

(h)The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the

Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is composed of the following Trustees, each of whom is not an "interested person" as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui*

Ethan Powell

Bryan A. Ward

*During the period covered by the report Timothy K. Hui was a member of the Audit Committee. Effective March 1, 2019, Mr. Hui retired and Ethan Powell was appointed to the Audit Committee. Mr. Powell is not an "interested person" as defined in the 1940 Act.

Item 6. Investments.

(a)Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the "Policy") is to set forth the principles and procedures by which NexPoint (the "Company") votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of

1In any case where a Client has instructed the Company to vote in a particular manner on the Client's behalf, those instructions will govern in lieu of parameters set forth in the Policy.

doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act").

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser's proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser's proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser's policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company's activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company's affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client's holdings, taking into account the relevant Client's investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor ("Proxy Advisor") to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors' potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor's staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service ("Proxy Voting Service") to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company's instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company's instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments ("Nonstandard Proxy Notices") with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the "Settlement Designee") shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [.com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the

Portfolio Manager(s) and [	.com] by the Settlement Designee or by sending voting instructions to [	.com] and
[	.com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a

Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company's settlement group,

that Settlement Designee or member of the Company's settlement group shall respond to the original notice email sent to [	.com]
detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer's management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor's recommendation is in a Client's best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the "CCO") for guidance.

Voting

Upon receipt of the relevant Portfolio Managers' voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client's economic interests or the value of the portfolio holding is insignificant in relation to the Client's portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company's Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor's recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor's recommendation, then the CCO shall document the rationale for the vote); (iii) "echo voting" or "mirror voting" the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client's voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund's Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company's Compliance Department:

(i)The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company's or affiliate's annual revenues.

(ii)The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company's next two full fiscal years.

(iii)The issuer is an entity in which a "Covered Person" (as defined in the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

(vii)The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)Copies of this Policy and any amendments thereto.

(ii)A current copy of the Proxy Advisor's voting guidelines, as amended.

(iii)A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company's behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

2If the Company has essentially immediate access to a book or record (on the Company's proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. "Immediate access" to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the "SEC") examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client's securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant's portfolio manager, who is primarily responsible for the day-to-day management of the Registrant's portfolio, is James Dondero.

James Dondero — Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. ("NexPoint" or the "Adviser"), Mr. Dondero is the co-founder Highland Capital Management, L.P. ("HCMLP") and NexPoint Advisors, L.P. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding HCMLP in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. He also serves as President of NexPoint Capital, Inc., NexPoint Real Estate Strategies Fund and NexPoint Healthcare Opportunities Fund. Mr. Dondero currently serves as Chairman of NexBank SSB and

NexPoint Residential Trust, Inc. and serves on the Board of Directors of Metro-Goldwyn-Mayer, NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Jernigan Capital, Inc., Cornerstone Healthcare Group, SeaOne Holdings, LLC and Texmark Timber Treasury, L.P.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant's portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2019.

James Dondero

				# of Accounts	Total Assets with
				Managed with	Performance-
	Total			Performance-	Based
Type of Accounts	# of Accounts		Total Assets	Based	Advisory Fee
	Managed		(millions)	Advisory Fee	(millions)
Registered Investment Companies:	11		$1,508	1	$88
Other Pooled Investment Vehicles:		1	$1,974	1	$1,974
Other Accounts:	—		$—	—	$—

Potential Conflicts of Interests

The Adviser is an affiliate of Highland Capital Management Fund Advisors, L.P. ("HCMFA"). The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Trust. For the purposes of this section, the term "NexPoint" shall include the Adviser and its affiliated investment advisors, including HCMLP and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant's monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NexPoint has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NexPoint has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NexPoint furnishes advisory services to numerous clients in addition to the Registrant, and NexPoint may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NexPoint or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NexPoint, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, NexPoint includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all "Investment Companies," which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer's capital structure, NexPoint will generally pursue the strategy that NexPoint believes best reflects what would be expected to be negotiated in an arm's length transaction with due consideration being given to NexPoint's fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may represent more than one part of an issuer's capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. NexPoint may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any NexPoint personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. NexPoint personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee's determination. A portfolio manager with respect to any applicable NexPoint registered investment company clients ("Retail Accounts") participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser's Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund's arrangements with HCMLP, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund's shareholders, giving rise to a conflict of interest. The Fund's officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund's officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund's investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short- term or over time.

In addition, it is anticipated that a portion of the Registrant's assets will be represented by real estate investment trusts ("REITs"), asset backed securities and/or collateralized loan obligations ("CLOs") sponsored, organized and/or managed by the Adviser and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant's investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser's own investments in such companies.

NexPoint has been historically affiliated through common control with HCMLP, an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP's general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero's historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and NexPoint, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

NexPoint is not a party to HCMLP's bankruptcy filing. NexPoint is a party to a shared services arrangement with HCMLP. Under this arrangement our Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. We do not expect HCMLP's bankruptcy filings to impact its provision of services to NexPoint at this time.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager's underlying account, the combined performance of the portfolio managers' underlying accounts, and the relative performance of the portfolio managers' underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person's compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of December 31, 2019.

Dollar Ranges of Equity Securities Beneficially
	Name of Portfolio Manager	Owned by
Portfolio Manager
	James Dondero	Over $1,000,000
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Strategic Opportunities Fund (the "Registrant") or any "affiliated purchaser" during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment

Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures as of December 31, 2019. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures were not effective due to a material weakness relating to controls over the application of fair value accounting with respect to the validation of fair value methodologies. The controls were not sufficiently designed to ensure the appropriateness of the fair value determinations reached for Level 3 real estate-related holdings. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant's annual or interim financial statements will not be prevented or detected on a timely basis. While this material weakness did not result in a misstatement, it could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management has developed a plan to remediate the material weakness described above. Management utilizes one or more independent valuation experts as part of its existing valuation process for Level 3 real estate-related holdings. Management will undertake additional review procedures by designating a member of the Valuation Committee of the Adviser to monitor and report to the Valuation Committee to ensure that for significant real estate-related holdings, fair values for such holdings are validated through one or more other valuation techniques that are acceptable under ASC 820.

(b)Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the

Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)Gross income from securities lending activities: $0

(2)All fees and/or compensation for securities lending activities and related services: $0

(3)Aggregate fees/compensation: $0

(4)Net income from securities lending activities: $0

(b)The Registrant may lend up to 33 1/3% of the Registrant's total assets held by The Bank of New York ("BNY") as custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BNY, acting in its capacity as securities lending agent (the "Agent"), in the Dreyfus Treasury Obligations Cash Management Fund . Non-cash collateral is not disclosed in the

Registrant's Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between BNY, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1) Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature

and Title): /s/ James Dondero

James Dondero

President and Principal Executive Officer

Date: April 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By

(Signature

and Title): /s/ James Dondero

James Dondero

President and Principal Executive Officer

Date: April 10, 2020

By (Signature	/s/ Frank Waterhouse
and Title):
Frank Waterhouse
Treasurer, Principal Accounting Officer
and Principal Financial Officer
Date: April
10, 2020